TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

Supplement dated March 1, 2012

to the Summary Prospectus dated March 1, 2012

The following supplements and replaces any contrary information in the Summary Prospectus.

Effective on or about April 17, 2012, Transamerica Asset Management, Inc. (“TAM”) will assume the responsibility for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio (the “Fund”).

Principal Investment Strategies and Principal Risks

Until the effective date of the change, all references to “Transamerica Asset Management, Inc.” in the “Principal Investment Strategies” and “Principal Risks” sections of the Summary Prospectus refer to “Morningstar Associates, LLC” and all references to the “Investment Adviser” refer to the “Portfolio Construction Manager.”

Management

Until the effective date of the change, the “Management” section of the Summary Prospectus is supplemented and amended as follows:

Investment Adviser: Transamerica Asset Management, Inc.	Portfolio Construction Manager: Morningstar Associates, LLC

Portfolio Construction Team:

John Hale, CFA, Co-Portfolio Manager since 2006

Dan McNeela, CFA, Co-Portfolio Manager since 2010

Hal Ratner, CFA, Co-Portfolio Manager since 2010

Michael Stout, CFA, Co-Portfolio Manager since 2006

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Investors Should Retain this Supplement for Future Reference